Exhibit 24

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 31, 2001, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 5, 2001	/s/Russel H. VanGilder, Jr Russell H. VanGilder, Jr. Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 31, 2001, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 5, 2001	/s/Alex J. DeYonker Alex J. DeYonker Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 31, 2001, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 5, 2001	/s/Elson S. Floyd Elson S. Floyd Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 31, 2001, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 8, 2001	/s/Richard B. Iott Richard B. Iott Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 31, 2001, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 12, 2001	/s/Joel A. Levine Joel A. Levine Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in her capacity as a director of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, her attorneys or attorney to execute in her name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 31, 2001, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 15, 2001	/s/Elizabeth A. Nickels Elizabeth A. Nickels Director